UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21835

Name of Fund:	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer,
BlackRock Long-Term Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2021

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview For the Reporting Period Ended October 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Initial strong performance was driven by a favorable technical backdrop. However, as a result of the COVID-19 pandemic induced economic shutdown, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Strong performance returned alongside initial fiscal stimulus and the re-opening of the economy but later stalled amid U.S. election uncertainty and lack of additional federal aid.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended October 31, 2020, municipal bond funds experienced net inflows totaling $43 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $485 billion but slowed during the height of pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

S&P Municipal Bond Index Total Returns as of October 31, 2020 6 months: 4.87% 12 months: 3.55%

A Closer Look at Yields

From October 31, 2019 to October 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 35 basis points (“bps”) from 2.06% to 1.71%, while ten-year rates decreased by 56 bps from 1.49% to 0.93% and five-year rates decreased by 85 bps from 1.15% to 0.30% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 55 bps, lagging the 83 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. As a result, relative valuations reset to more attractive levels and spurred increased participation from crossover investors.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis and the federal government provided an incredible amount of initial support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. However, some segments are facing daunting financial challenges. Absent additional stimulus, issuers will make difficult choices such as drawing down reserves, raising user fees/taxes, slashing expenditures, and/or borrowing to meet financial obligations. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Recent news of a potentially effective vaccine suggests that the onset of meaningful credit recovery from the COVID-19 pandemic could be months to a year away. However, the current coronavirus resurgence and its negative effects on economic activity could bring a number of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from AA- to a still-strong A+ rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of October 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of each Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of a Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of October 31, 2020 ($15.72)(a)	5.19%
Tax Equivalent Yield(b)	8.77%
Current Monthly Distribution per Common Share(c)	$0.0680
Current Annualized Distribution per Common Share(c)	$0.8160
Leverage as of October 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$15.72	$14.75	6.58%	$17.00	$14.51
Net Asset Value	16.12	14.89	8.26	16.69	14.89

Market Price and Net Asset Value History for the Past Five Years

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2020 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	9.12%	10.85%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Trust’s strong return reflects the combination of income, falling yields, and a compression in yield spreads. (Prices and yields move in opposite directions; falling yield spreads indicate outperformance relative to U.S. Treasuries.) The sectors that benefited the most were generally those that experienced the largest downturns in the sell-off that occurred in the first quarter of 2020, including health care, transportation and corporate-backed securities. This trend also contributed to outperformance for lower-rated debt. The Trust’s holdings in high-yield bonds, including tobacco and Puerto Rico issues, were significant beneficiaries. The Trust’s use of leverage also aided results by augmenting income and amplifying the effect of rising prices.

Conversely, the Trust’s positions in shorter-dated issues—including pre-refunded securities—underperformed. Holdings in higher-quality bonds, while posting positive absolute returns, also lagged somewhat in the rally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	7

Trust Summary as of October 31, 2020 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
County/City/Special District/School District	21%	20%
Health	16	16
Transportation	14	16
State	13	11
Utilities	10	12
Education	8	10
Housing	6	6
Tobacco	6	6
Corporate	6	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	3%
2021	5
2022	9
2023	5
2024	8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20	04/30/20
AAA/Aaa	5%	5%
AA/Aa	35	36
A	29	28
BBB/Baa	14	13
BB/Ba	4	4
B	2	2
C	1	1
N/R(e)	10	11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2020 ($11.72)(a)	5.17%
Tax Equivalent Yield(b)	8.73%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of October 31, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$11.72	$10.92	7.33%	$13.02	$10.84
Net Asset Value	12.38	11.20	10.54	12.82	11.20

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	9

Trust Summary as of October 31, 2020 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	10.05%	13.35%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Trust benefited from its positions in bonds with maturities of 20 years and above, which outperformed the broader market. The investment adviser’s decision to add duration, or interest-rate sensitivity, to the portfolio was a further plus. The Trust’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. Positions in lower-rated investment-grade bonds also performed particularly well, as did those rated below investment grade. At the sector level, holdings in tobacco, state tax-backed and health care issues generated strong returns.

The Trust used U.S. Treasury futures briefly in the latter part of the period to help mitigate the potential for interest rate risk and volatility heading into the presidential election. This strategy made a small contribution to performance.

Conversely, the Trust’s positions in shorter duration bonds, including pre-refunded securities, underperformed. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2020 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
County/City/Special District/School District	19%	19%
Health	14	15
Transportation	13	16
Utilities	13	16
State	11	8
Tobacco	10	11
Education	10	8
Corporate	7	5
Housing	3	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	5%
2021	11
2022	4
2023	9
2024	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20	04/30/20
AAA/Aaa	3%	3%
AA/Aa	28	31
A	18	17
BBB/Baa	16	19
BB/Ba	9	9
B	4	4
C	1	1
N/R(e)	21	16

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of October 31, 2020	BlackRock Municipal Income Trust (BFK)

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of October 31, 2020 ($13.78)(a)	5.09%
Tax Equivalent Yield(b)	8.60%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of October 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$13.78	$12.14	13.51%	$14.97	$12.03
Net Asset Value	14.09	12.91	9.14	14.64	12.91

Market Price and Net Asset Value History for the Past Five Years

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2020 (continued)	BlackRock Municipal Income Trust (BFK)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	16.30%	11.83%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Trust’s positions in long-dated investment-grade bonds made the largest contribution to performance. At the sector level, positions in tax-backed, health care and transportation issues were key contributors. The Trust’s use of leverage also helped results by enhancing income and augmenting the effect of rising prices.

The Trust’s yield curve positioning detracted from performance, as did its positions in securities subject to early redemption by their issuers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	13

Trust Summary as of October 31, 2020 (continued)	BlackRock Municipal Income Trust (BFK)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	20%	22%
State	19	9
Utilities	13	22
Health	13	12
County/City/Special District/School District	11	15
Tobacco	10	10
Corporate	8	4
Education	5	6
Housing	1	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2020	7%
2021	11
2022	9
2023	6
2024	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/20	04/30/20
AAA/Aaa	5%	5%
AA/Aa	29	29
A	26	25
BBB/Baa	21	22
BB/Ba	7	8
B	2	2
C	1	—
N/R(f)	9	9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2020	BlackRock Strategic Municipal Trust (BSD)

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BSD and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BSD into BLE. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSD
Initial Offering Date	August 27, 1999
Yield on Closing Market Price as of October 31, 2020 ($13.27)(a)	5.34%
Tax Equivalent Yield(b)	9.02%
Current Monthly Distribution per Common Share(c)	$0.0590
Current Annualized Distribution per Common Share(c)	$0.7080
Leverage as of October 31, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$13.27	$12.17	9.04%	$14.35	$12.11
Net Asset Value	14.09	12.94	8.89	14.62	12.94

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	15

Trust Summary as of October 31, 2020 (continued)	BlackRock Strategic Municipal Trust (BSD)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	11.77%	11.62%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Trust benefited from its positions in bonds with maturities of 20 years and above, which outperformed the broader market. The investment adviser’s decision to add duration, or interest-rate sensitivity, to the portfolio was a further plus. The Trust’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. Positions in lower-rated investment-grade bonds also performed particularly well, as did those rated below investment grade. At the sector level, holdings in state tax-backed, health care and transportation issues generated strong returns.

The Trust used U.S. Treasury futures briefly in the latter part of the period to help mitigate the potential for interest rate risk and volatility heading into the presidential election. This strategy made a small contribution to performance.

Conversely, the Trust’s positions in shorter duration bonds, including pre-refunded securities, underperformed. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2020 (continued)	BlackRock Strategic Municipal Trust (BSD)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	21%	23%
Health	17	16
State	13	8
County/City/Special District/School District	12	15
Utilities	11	13
Tobacco	7	8
Corporate	7	7
Housing	6	4
Education	6	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	4%
2021	10
2022	8
2023	8
2024	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20	04/30/20
AAA/Aaa	4%	2%
AA/Aa	33	35
A	23	19
BBB/Baa	21	23
BB/Ba	5	5
B	1	1
C	1	1
N/R(e)	12	14

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Trust’s total investments.

TRUST SUMMARY	17

Schedule of Investments (unaudited) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 6.3%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/42	$3,300	$3,446,520
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	215	229,738
Series G, 5.00%, 07/01/47	430	453,559
Pinal County Electric District No. 3, Refunding RB
4.75%, 07/01/21(b)	680	700,366
4.75%, 07/01/31	3,070	3,157,004
Salt Verde Financial Corp., RB
5.00%, 12/01/37	4,885	6,467,789
Senior, 5.00%, 12/01/32	1,095	1,414,543
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,660,784

		17,530,303

Arkansas — 2.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,550	1,553,580
City of Benton Arkansas, RB, 4.00%, 06/01/39	755	816,042
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,361,188
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,739,797
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	516,443

		6,987,050

California — 15.4%
ABC Unified School District GO, Series C, (NPFGC), 0.00%, 08/01/33(c)	3,420	2,644,412
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,485,777
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	725	751,230
Carlsbad Unified School District, GO, CAB, Series B, 6.00%, 05/01/34	1,500	1,782,000
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	990	1,004,632
Series A-2, 5.00%, 06/01/47	830	851,547
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(d)	2,475	3,117,832
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, (BAM), 4.00%, 03/01/42	2,460	2,664,943
Series A-1, AMT, 5.75%, 03/01/34	3,000	3,046,740
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(c)	12,000	7,322,520
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(c)	2,270	1,989,496
Series B, Convertible, 6.20%, 08/01/39(d)	4,000	4,985,800
San Diego Community College District, GO, CAB, 6.00%, 08/01/33	4,200	5,529,888
State of California, GO, 6.00%, 03/01/33	760	762,299

Security	Par (000)	Value

California (continued)

State of California, Refunding GO
5.00%, 02/01/38	$2,000	$2,184,380
4.00%, 10/01/44	510	546,746

		42,670,242

Colorado — 0.5%
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	970	978,245
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	295	317,388

		1,295,633

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series E-1, (FHLMC, FNMA, GNMA), 4.00%, 05/15/36	175	188,318
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series F, 5.00%, 07/01/21(b)	950	980,248

		1,168,566

Delaware — 0.7%
County of Sussex Delaware, RB, 6.00%, 10/01/40	1,800	1,808,730

District of Columbia — 0.9%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series A, 5.00%, 10/01/53	2,505	2,612,565

Florida — 7.7%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(a)	100	105,296
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	465	155,756
Series A, 0.00%, 09/01/53	500	139,460
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	409,304
County of Miami-Dade Florida, RB, CAB(c)
0.00%, 10/01/32	5,000	3,687,050
0.00%, 10/01/33	15,375	10,849,830
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/32	3,000	3,393,150
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	445	214,005
Series A-2, 0.00%, 10/01/42	595	274,116
Series A-2, 0.00%, 10/01/43	540	238,048
Series A-2, 0.00%, 10/01/44	550	232,100
Series A-2, 0.00%, 10/01/45	465	188,181
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,284,279
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	125	145,543

		21,316,118

Georgia — 0.6%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	525	610,643

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	$415	$461,024
5.00%, 01/01/56	565	667,909

		1,739,576

Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB
5.25%, 11/15/37	600	640,386
AMT, 4.00%, 03/01/37	2,770	2,967,030

		3,607,416

Idaho — 1.2%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,350,850

Illinois — 7.4%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,299,603
Series D, 5.00%, 12/01/46	1,635	1,688,352
Series H, 5.00%, 12/01/36	375	400,624
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	608,338
Series C, 5.00%, 12/01/34	370	397,502
Series D, 5.00%, 12/01/26	675	754,414
Series F, 5.00%, 12/01/22	505	529,361
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,900	2,048,485
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,488,512
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	1,000	1,053,580
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	1,020	1,154,283
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	634,403
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	455	459,127
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,756,542
State of Illinois, GO
5.00%, 02/01/39	1,000	1,027,770
5.50%, 05/01/39	1,610	1,790,095
Series A, 5.00%, 04/01/38	200	203,570
Series D, 5.00%, 11/01/28	1,585	1,707,410
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	610	615,996

		20,617,967

Indiana(a) — 0.2%
County of Allen Indiana, RB
Series A-1, 6.63%, 01/15/34	300	281,688
Series A-1, 6.75%, 01/15/43	245	231,552

		513,240

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(e)	2,050	2,169,761

Security	Par (000)	Value

Kansas — 1.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/39	$640	$687,302
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,015	1,075,078
Seward County Unified School District No. 480 Liberal, Refunding GO, 5.00%, 09/01/39	1,085	1,173,818

		2,936,198

Kentucky — 6.0%
County of Boyle KY, Refunding RB, 5.00%, 06/01/37	2,000	2,323,760
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(b)	3,400	3,770,906
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/23(c)	8,500	8,153,540
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, Convertible, 6.45%, 07/01/34	1,000	1,045,700
Series C, Convertible, 6.60%, 07/01/39	1,395	1,437,296

		16,731,202

Louisiana — 1.5%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(b)	1,790	2,084,527
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	1,565	1,571,150
Louisiana Public Facilities Authority, RB, 6.50%, 05/01/21(b)	600	618,708

		4,274,385

Maine — 0.7%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	540	540,810
Maine State Housing Authority, RB, S/F Housing
Series C, 3.95%, 11/15/43	505	554,566
Series G, 2.38%, 11/15/40(f)	780	770,648

		1,866,024

Maryland — 0.4%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	265,658
5.25%, 07/01/44	260	263,528
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	590	636,474

		1,165,660

Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	1,009,206
Series A, 5.00%, 01/01/47	1,010	1,112,313
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,453,361
5.00%, 04/15/40	600	640,104
Series A, 4.00%, 06/01/49	235	247,819

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.85%, 06/01/46	$35	$37,464
Series C-1, 2.90%, 12/01/39	365	374,884
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 182, AMT, 3.30%, 12/01/28	1,000	1,067,080

		5,942,231

Michigan — 3.2%
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(b)	360	387,133
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	968,103
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 12/01/32	4,150	4,367,875
Michigan State Housing Development Authority, RB, S/F Housing
Series A, 4.00%, 06/01/49	875	950,495
Series B, 2.95%, 12/01/39	375	388,973
Series C, 4.13%, 12/01/38	285	297,979
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,250	1,423,962

		8,784,520

Minnesota — 1.8%
City of Otsego MN, Refunding RB, Series A, 5.00%, 09/01/44	700	710,738
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,849,883
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(a)	305	318,423
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	520,541
Minnesota Higher Education Facilities Authority, RB
Series 8-K, 4.00%, 03/01/43	615	628,837
Series B, 4.25%, 05/01/40	1,070	970,169

		4,998,591

Mississippi — 0.2%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	600	626,970

Missouri — 2.8%
Health & Educational Facilities Authority of the State of Missouri, RB
5.25%, 10/01/21(b)	500	522,970
4.13%, 02/15/43	700	713,888
Series A, 5.00%, 10/01/23(b)	750	853,545
Series A, 5.00%, 06/01/42	860	1,017,690
Series A, 5.00%, 06/01/47	1,230	1,437,156
Series C-2, 5.00%, 10/01/34	1,500	1,684,605
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	1,350	1,397,466

		7,627,320

Nebraska — 1.8%
Central Plains Energy Project, RB, 5.00%, 09/01/42	900	969,120
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	600	671,544

Security	Par (000)	Value

Nebraska (continued)
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/32	$2,535	$2,662,764
Series A, 4.00%, 01/01/44	600	618,648

		4,922,076

Nevada — 0.6%
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,500	1,628,085
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	131,865

		1,759,950

New Hampshire(a) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	515,236
Series C, AMT, 4.88%, 11/01/42	220	225,839

		741,075

New Jersey — 8.8%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	1,510	30,200
New Jersey Economic Development Authority, RB
Series B, 4.50%, 06/15/40	1,930	2,103,198
Series DDD, 5.00%, 06/15/42	160	176,686
AMT, (AGM), 5.13%, 07/01/42	300	323,142
Series B, AMT, 5.63%, 11/15/30	990	1,017,225
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 4.63%, 07/01/21(b)	770	792,007
Series A, 5.63%, 07/01/21(b)	2,560	2,650,009
Series A, 5.00%, 07/01/25	500	536,530
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	1,120	1,137,002
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	1,970	1,911,373
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/42	395	408,497
Series AA, 5.00%, 06/15/38	290	309,935
Series AA, 5.00%, 06/15/45	1,350	1,443,190
Series AA, 5.00%, 06/15/46	600	640,290
Series B, 5.50%, 06/15/31	2,000	2,052,020
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,600	939,344
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	820	863,772
Series A, 5.00%, 12/15/36	240	273,017
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	922,779
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	455	491,823
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,770	5,386,045

		24,408,084

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	680	773,758

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 6.0%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	$1,825	$1,824,909
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	30	30,593
Series C-1, 4.75%, 11/15/45	1,700	1,800,776
Series C-1, 5.00%, 11/15/50	550	592,889
Series C-1, 5.25%, 11/15/55	810	889,258
Series C-1, 5.00%, 11/15/56	320	336,845
Series D, 5.00%, 11/15/31	650	688,584
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/39	1,100	1,101,210
(AGC), 6.50%, 01/01/46	300	301,086
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, 4.00%, 05/01/45	1,380	1,561,222
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,400	1,406,440
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	872,750
New York Liberty Development Corp., Refunding RB, Series 2, Class 2, 5.15%, 11/15/34(a)	640	663,373
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	350	396,690
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	315	340,030
AMT, 5.00%, 10/01/40	900	965,727
AMT, 4.38%, 10/01/45	85	85,620
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	470	526,362
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	950	1,042,283
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,255,584

		16,682,231

North Carolina — 0.3%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	630	705,726

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, Series A, 5.00%, 07/01/21(b)	720	742,471

Ohio — 4.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,800	4,043,124
Butler County Port Authority, RB(a)
Series A-1, 6.25%, 01/15/34	500	477,900
Series A-1, 6.38%, 01/15/43	275	256,509
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	3,133,020
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	1,050	1,114,806
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	650	653,114
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	45	48,530
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	3,010	3,131,965

		12,858,968

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB 5.00%, 10/01/36	800	885,680

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma City Public Property Authority, Refunding RB (continued)
5.00%, 10/01/39	$280	$308,383
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	680	791,289
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	466,536

		2,451,888

Oregon — 1.5%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	643,574
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	2,485	2,753,529
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	585	630,414

		4,027,517

Pennsylvania — 9.7%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	664,499
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,785	3,129,727
Delaware River Port Authority, RB, 4.50%, 01/01/32	3,000	3,314,550
Mckeesport Area School District, Refunding GO, CAB, 0.00%, 10/01/31(c)(i)	500	405,310
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	565	597,566
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	780	860,816
AMT, 5.00%, 12/31/38	1,610	1,827,849
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	823,519
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	143,366
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.88%, 10/01/38	670	727,285
Series 128B, 3.85%, 04/01/38	1,505	1,647,117
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/39	850	970,598
Series A, Subordinate, 4.00%, 12/01/49	710	779,629
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,735	3,103,815
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,286,040
School District of Philadelphia, Refunding GO, Series F, 5.00%, 09/01/37	800	926,752
State Public School Building Authority, Refunding RB, Series A, 5.00%, 06/01/34	3,825	4,517,440

		26,725,878

Puerto Rico — 6.5%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	495	504,806
5.63%, 05/15/43	530	535,099
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,145	2,177,196
Series A, Senior Lien, 5.13%, 07/01/37	615	624,336

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	$630	$631,077
Series A, Senior Lien, 6.00%, 07/01/44	1,140	1,141,813
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,670,006
Series A-1, Restructured, 5.00%, 07/01/58	6,444	6,853,452
Series A-2, Restructured, 4.33%, 07/01/40	861	886,253
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,531,789
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,827	1,388,052

		17,943,879

Rhode Island — 3.5%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,845	2,074,555
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,565	1,566,111
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,100,550
Series B, 4.50%, 06/01/45	2,725	2,841,276
Series B, 5.00%, 06/01/50	2,000	2,133,460

		9,715,952

South Carolina — 1.9%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	755	688,681
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	1,895	2,220,713
South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	2,125	2,351,971

		5,261,365

Tennessee — 3.1%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	2,945	3,260,940
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	931,928
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	615	672,730
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	1,200	1,265,376
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,075	1,237,174
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/46	945	1,078,528

		8,446,676

Texas — 9.2%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	105	96,610
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,970	2,227,597
Series C, 5.00%, 08/15/42	1,480	1,647,684
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series A, AMT, 4.00%, 07/01/47	310	339,493

Security	Par (000)	Value

Texas (continued)
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38(c)	$5,000	$2,212,400
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF-GTD), 0.00%, 08/15/24(b)	550	321,629
Series D, (PSF-GTD), 0.00%, 08/15/35	5,450	3,114,457
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/38(c)	16,780	8,336,975
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	1,049,868
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	1,140	1,271,670
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	440	539,462
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	300	326,226
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,080	2,247,274
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/35	420	244,427
0.00%, 08/01/36	235	129,661
0.00%, 08/01/37	305	159,192
0.00%, 08/01/38	315	155,648
0.00%, 08/01/44	1,370	484,802
0.00%, 08/01/45	1,800	603,756

		25,508,831

Utah — 0.6%
Utah Charter School Finance Authority, Refunding RB
5.25%, 06/15/37(a)	205	220,523
4.00%, 04/15/42	600	631,080
5.38%, 06/15/48(a)	260	276,083
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA), 4.00%, 01/01/36	405	442,244

		1,569,930

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	360	375,664

Virginia — 2.0%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	780	754,541
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	1,029,979
Virginia Housing Development Authority, RB, M/F Housing, Series E, 3.15%, 12/01/49	1,515	1,590,462
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(e)	745	740,977
AMT, Senior Lien, 6.00%, 01/01/37	1,440	1,530,576

		5,646,535

Washington — 0.7%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	725	766,042
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	712,663
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	470	567,967

		2,046,672

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	$730	$777,706

Wisconsin — 1.0%
Public Finance Authority, RB, Series A, 5.00%, 10/15/50(a)	875	905,730
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	437,875
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,506,451

		2,850,056

Total Municipal Bonds — 129.7% (Cost: $322,812,970)		359,284,006

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

California — 0.5%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(k)	1,182	1,458,782

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(k)	1,769	2,098,835

Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,902	4,531,865

District of Columbia — 0.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,102	2,348,701

Florida — 1.6%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	1,860	2,046,279
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	2,120	2,525,980

		4,572,259

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,581	1,713,303

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,200	1,316,868

Maine — 0.3%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	719	720,515

Maryland — 1.2%
Maryland Stadium Authority, RB, 5.00%, 05/01/42	2,760	3,280,232

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,652,345

Michigan — 1.9%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,759	3,072,138
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,322,656

		5,394,794

Security	Par (000)	Value

Minnesota — 2.0%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	$5,000	$5,518,701

Nebraska — 0.6%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	1,490	1,592,793

Nevada — 1.0%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,311	2,818,884

New Jersey — 1.7%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(k)	2,861	2,973,496
New Jersey Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,778,217

		4,751,713

New York — 9.7%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	4,000	4,432,484
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,600	1,736,400
Hudson Yards Infrastructure Corp., RB(k)
5.75%, 02/15/47(b)	1,083	1,098,787
5.75%, 02/15/47	666	675,940
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,650	1,830,213
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 4.00%, 07/15/42(k)	2,145	2,239,144
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	6,000	6,235,320
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	4,500	4,700,973
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	2,360	2,450,412
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,394	1,529,519

		26,929,192

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(k)	1,800	1,958,688

Pennsylvania — 1.4%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(k)	2,399	2,780,761
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	914	965,157

		3,745,918

Rhode Island — 0.8%
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, Series 69-B, (FHLMC, FNMA, GNMA), 3.55%, 10/01/33	2,040	2,227,354

Texas — 5.1%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	2,609	3,182,724
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	2,380	2,572,090
Houston Community College System, GO, 4.00%, 02/15/43	2,160	2,302,711

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	$1,680	$1,891,764
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,409	1,475,759
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	699	754,458
Series A, (GNMA), 3.00%, 09/01/45	494	510,925
Series A, (GNMA), 3.75%, 09/01/49	383	413,635
Series A, (GNMA), 3.00%, 03/01/50	936	968,089

		14,072,155

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	2,213	2,386,082

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.0% (Cost: $91,655,832)		97,089,979

Total Long-Term Investments — 164.7% (Cost: $414,468,802)		456,373,985

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(l)(m)	1,284,310	1,284,439

Total Short-Term Securities — 0.5% (Cost: $1,284,520)		1,284,439

Total Investments — 165.2% (Cost: $415,753,322)		457,658,424

Other Assets Less Liabilities — 0.9%		2,625,754

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.7)%		(57,360,137)

VMTP Shares at Liquidation Value — (45.4)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$277,024,041

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047, is $9,555,026. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Trust.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,003,899	$—	$(2,719,384	)(a)	$531	$(607)	$1,284,439	1,284,310	$132	$—

(a)	Represents net amount purchased (sold).

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$359,284,006	$—	$359,284,006
Municipal Bonds Transferred to Tender Option Bond Trusts	—	97,089,979	—	97,089,979
Short-Term Securities
Money Market Funds	1,284,439	—	—	1,284,439

	$1,284,439	$456,373,985	$—	$457,658,424

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(57,331,906)	$—	$(57,331,906)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(183,231,906)	$—	$(183,231,906)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.7%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,931,848
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	395	434,990
Series B1, (AGM), 3.00%, 06/01/50	100	100,637
Tuscaloosa County Industrial Development Authority, Refunding RB(a)
Series A, 4.50%, 05/01/32	180	189,652
Series A, 5.25%, 05/01/44	230	251,132

		2,908,259

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/46	1,045	1,044,990

Arizona — 3.7%
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.13%, 07/01/37	360	385,963
Series A, 5.38%, 07/01/50	925	983,330
Series A, 5.50%, 07/01/52	855	913,610
Series G, 5.00%, 07/01/47	135	142,397
Industrial Development Authority of the City of Phoenix, RB
Series A, 5.00%, 07/01/33	870	891,828
Series A, 5.00%, 07/01/46(a)	1,255	1,301,636
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(a)	125	132,413
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	430,943
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	959,907

		6,142,027

Arkansas(a) — 2.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49	925	927,137
AMT, 4.75%, 09/01/49	3,570	3,549,865

		4,477,002

California — 3.1%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	137,389
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	77,116
Series A, 5.25%, 08/15/49	175	188,213
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	396,776
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	535	548,889
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(a)(b)	830	331,436
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(a)(c)	1,265	757,608
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/38(c)	3,725	2,459,580
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(d)	165	193,604

		5,090,611

Colorado — 2.1%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	275	278,831

Security	Par (000)	Value

Colorado (continued)
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	$500	$496,920
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,658,205
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/21(d)	991	996,312

		3,430,268

Connecticut(a) — 0.8%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	160	167,757
Series A, 5.00%, 01/01/55	210	216,046
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	913,414

		1,297,217

Delaware — 0.5%
County of Sussex Delaware, RB, 6.00%, 10/01/40	750	753,638

District of Columbia — 1.2%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(d)	260	299,198
District of Columbia, TA, 5.13%, 06/01/41	750	768,787
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	944,724

		2,012,709

Florida — 6.1%
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	229,738
Series A-2, 4.60%, 05/01/31	515	564,239
Capital Trust Agency, Inc., RB, Series A, 5.75%, 06/01/54(a)	450	454,176
Charlotte County Industrial Development Authority, RB(a)
AMT, 5.00%, 10/01/34	120	126,097
AMT, 5.00%, 10/01/49	560	565,919
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	775	299,584
Series A-2, 0.00%, 10/01/47	745	277,609
Series A-2, 0.00%, 10/01/48	525	187,320
Series A-2, 0.00%, 10/01/49	435	149,718
Florida Development Finance Corp., RB(a) 5.25%, 06/01/55(e)	525	530,224
Series A, AMT, 5.00%, 08/01/29(f)	740	748,000
Lakewood Ranch Stewardship District, SAB
4.00%, 05/01/21	54	53,984
4.25%, 05/01/26	100	103,006
4.75%, 05/01/29	270	294,559
5.30%, 05/01/39	310	343,124
5.13%, 05/01/46	375	387,683
5.45%, 05/01/48	550	608,047
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(d) .	1,080	1,149,066
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(b)	310	201,503
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40(b)	120	110,014
Tolomato Community Development District, SAB(g)(h) 3rd Series, 6.65%, 05/01/40	275	3

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, SAB(g)(h) (continued)
Series 2015-1, 6.61%, 05/01/40(b)	$505	$423,225
Series 2015-3, 6.61%, 05/01/40	340	3
Trout Creek Community Development District, SAB
5.00%, 05/01/28	160	174,269
5.50%, 05/01/49	570	619,054
Village Community Development District No. 10, SAB, 5.13%, 05/01/43	750	781,395
West Villages Improvement District, SAB
4.75%, 05/01/39	220	232,828
5.00%, 05/01/50	450	478,404

		10,092,791

Georgia — 3.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	240	277,625
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,770	2,448,795
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	865	960,929
4.00%, 01/01/59	1,640	1,809,330
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	320	354,003

		5,850,682

Illinois — 7.9%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	836,586
Series D, 5.00%, 12/01/46	1,035	1,068,838
Series H, 5.00%, 12/01/36	935	998,889
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	387,124
Series C, 5.00%, 12/01/27	415	466,120
Series C, 5.00%, 12/01/34	940	1,009,870
Series F, 5.00%, 12/01/22	325	340,678
Chicago O’Hare International Airport, ARB, Series A, 3rd Lien, 5.75%, 01/01/39	400	403,552
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	360	379,289
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	650,008
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	350	367,525
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	1,500	1,777,560
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	200	216,454
Series A, 5.00%, 06/15/57	555	596,769
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 5.00%, 06/15/52	225	238,059
State of Illinois, GO
5.00%, 05/01/27	500	534,425
5.00%, 01/01/28	1,005	1,094,264
5.00%, 03/01/37	755	761,863
Series A, 5.00%, 01/01/33	555	563,763
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	516,287

		13,207,923

Security	Par (000)	Value

Indiana — 5.7%
City of Anderson Indiana, RB, 5.38%, 01/01/40	$285	$280,887
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	365	395,145
AMT, 7.00%, 01/01/44	885	968,898
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(a)	960	963,389
County of Allen Indiana, RB(a)
Series A-1, 6.63%, 01/15/34	135	126,760
Series A-1, 6.75%, 01/15/43	200	189,022
Series A-1, 6.88%, 01/15/52	560	526,445
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	1,285	1,337,094
Series A, AMT, 5.00%, 07/01/44	160	169,491
Series A, AMT, 5.00%, 07/01/48	520	547,971
Series A, AMT, 5.25%, 01/01/51	2,190	2,327,181
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(a)	595	588,175
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	483,448
Town of Chesterton Indiana, RB, Series A-1, 6.38%, 01/15/51(a)	560	495,522

		9,399,428

Iowa — 1.6%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	660	700,795
Series B, 5.25%, 12/01/50(f)	825	873,196
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,175	1,162,228

		2,736,219

Kansas — 0.6%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	975	1,032,710

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(d)	460	508,944
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(b)	565	582,029

		1,090,973

Louisiana — 2.4%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB 5.00%, 07/01/54(a)	445	431,708
Series A-1, 6.50%, 11/01/35	1,135	1,139,461
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	280	280,470
Series A, 5.25%, 05/15/31	300	305,235
Series A, 5.25%, 05/15/32	380	398,187
Series A, 5.25%, 05/15/33	415	434,488
Series A, 5.25%, 05/15/35	945	1,006,094

		3,995,643

Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, 6.75%, 07/01/41	970	987,935

Maryland — 1.9%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(a)	965	944,224

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	$540	$540,875
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(a)	1,480	1,646,633

		3,131,732

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB
Series A, 6.50%, 11/15/23(a)(d)	1,000	1,186,120
Series A, 5.00%, 01/01/47	860	947,118
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 10/01/35	500	559,835
Series C, (AGM), 4.00%, 10/01/45	465	521,618
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	625	657,469

		3,872,160

Michigan — 2.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(d)	1,970	2,133,687
City of Detroit Michigan, GO
5.00%, 04/01/34	140	149,811
5.00%, 04/01/35	140	149,482
5.00%, 04/01/36	95	101,149
5.00%, 04/01/37	155	164,534
5.00%, 04/01/38	70	74,168
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(d)	410	442,325
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	500	563,655

		3,778,811

Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,940	2,112,970
Series A, 5.25%, 02/15/58	655	764,405
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 5.50%, 09/01/36	690	773,497

		3,650,872

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	115	119,172
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	330	282,272
Series A, 4.75%, 11/15/47	365	309,480

		710,924

Nebraska — 0.2%
Central Plains Energy Project, RB, 5.25%, 09/01/37	285	308,661
New Hampshire(a)(f) — 0.4%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	230	224,786
Series B, AMT, 3.75%, 07/01/45	375	361,162

		585,948

New Jersey — 10.0%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39	475	485,954

Security	Par (000)	Value

New Jersey (continued)
Casino Reinvestment Development Authority, Inc., Refunding RB (continued)
5.25%, 11/01/44	$1,160	$1,179,395
New Jersey Economic Development Authority, RB
Series EEE, 5.00%, 06/15/43	195	218,827
AMT, 5.13%, 09/15/23	1,090	1,121,828
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,418,183
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	803,173
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	636,363
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	625,383
Series B, 5.25%, 06/15/36	845	864,663
Series S, 5.25%, 06/15/43	2,535	2,894,640
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	273,126
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	882,774
Series A, 5.25%, 06/01/46	1,700	1,988,269
Sub-Series B, 5.00%, 06/01/46	2,825	3,189,849

		16,582,427

New York — 22.4%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	909,954
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	2,480	2,510,132
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,169,854
Series B, 5.25%, 11/15/39	400	416,152
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	985	1,043,391
New York City Industrial Development Agency, Refunding RB 3.00%, 03/01/49	715	697,075
(AGM), 3.00%, 03/01/49	665	670,287
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/45	5,000	5,608,150
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31	1,330	1,366,668
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(a)	900	904,140
Series A, 5.00%, 06/01/42	1,505	1,518,259
Series A, 5.00%, 06/01/45	555	550,610
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	1,000	1,009,770
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	6,140	6,414,396
New York Liberty Development Corp., Refunding RB 5.75%, 11/15/51	2,220	2,328,847
Series 1, Class 1, 5.00%, 11/15/44(a)	2,355	2,408,859
Series 2, Class 2, 5.15%, 11/15/34(a)	160	165,843
Series 2, Class 2, 5.38%, 11/15/40(a)	395	410,642
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	565	640,371

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB, 5.00%, 12/01/33(a)	$410	$469,118
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,000	1,075,040
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	190	205,097
AMT, 5.00%, 10/01/40	535	574,071
AMT, 4.38%, 10/01/45	40	40,292
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	741,417
Port Authority of New York & New Jersey, ARB 6.00%, 12/01/42	730	732,117
Consolidated, 221st Series, AMT, 4.00%, 07/15/50	855	937,525
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,635	1,721,966

		37,240,043

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(d)	260	266,406

Ohio — 5.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,570	4,862,389
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	897,264
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	400	401,916
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42	805	802,657
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,323,151

		8,287,377

Oklahoma — 2.5%
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/38	1,450	1,675,069
Series B, 5.25%, 08/15/43	1,305	1,514,687
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	971,713

		4,161,469

Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	625	332,625

Pennsylvania — 2.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(a)	470	487,202
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	300	315,249
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	465	527,919
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	720	732,017
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	913,224
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	586,087

		3,561,698

Puerto Rico — 7.2%
Children’s Trust Fund, RB, Series B, 0.00%, 05/15/57(c)	19,900	738,091
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	820	827,888

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.25%, 07/01/42	$1,875	$1,897,087
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	395	395,675
Series A, Senior Lien, 6.00%, 07/01/44	715	716,137
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,602,912
Series A-1, Restructured, 5.00%, 07/01/58	3,066	3,260,814
Series A-2, Restructured, 4.33%, 07/01/40	923	950,067
Series A-2, Restructured, 4.78%, 07/01/58	1,038	1,089,786
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,914	550,390

		12,028,847

Rhode Island — 2.6%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	515	515,366
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	420	462,231
Series B, 4.50%, 06/01/45	1,875	1,955,006
Series B, 5.00%, 06/01/50	1,360	1,450,753

		4,383,356

South Carolina — 3.2%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	165	162,886
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,284,858
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	2,059,917
Series E, 5.00%, 12/01/48	420	464,860
Series E, 5.50%, 12/01/53	750	831,818
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	490,858

		5,295,197

Tennessee — 1.6%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	490	403,104
Series A, 5.63%, 01/01/46	570	490,599
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.25%, 10/01/58	1,430	1,547,689
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB, Series A, 4.00%, 10/01/49	290	279,267

		2,720,659

Texas — 6.7%
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	325	325,539
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	285	262,226
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	127,355
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	814,456

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(d)	$210	$240,209
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/34(c)	3,000	1,730,730
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(c)	5,200	2,724,592
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(a)	430	455,486
Newark Higher Education Finance Corp., RB(a)
Series A, 5.50%, 08/15/35	135	149,217
Series A, 5.75%, 08/15/45	275	299,478
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	2,133,602
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,111,643
Texas Transportation Commission, RB, CAB, 0.00%, 08/01/43(c)	2,205	825,927

		11,200,460

Vermont — 0.5%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	850	848,062

Virginia — 2.5%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	260	261,256
Series A, 5.13%, 03/01/31	510	499,953
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	247,523
Series A, 5.00%, 01/01/49	455	465,761
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,025	1,024,979
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	1,540	1,636,866

		4,136,338

Washington — 0.9%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	386,522
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(d)	1,020	1,133,404

		1,519,926

Wisconsin — 4.1%
Public Finance Authority, RB
5.00%, 06/15/41(a)	165	165,738
5.00%, 01/01/42(a)	290	294,773
5.00%, 06/15/55(a)	440	418,858
5.00%, 01/01/56(a)	710	707,352
Series A, 6.25%, 10/01/31(a)	290	336,934
Series A, 5.00%, 11/15/41	95	110,845
Series A, 7.00%, 10/01/47(a)	290	330,046
Series A, 5.00%, 10/15/50(a)	530	548,614
Series A-1, 4.50%, 01/01/35(a)	600	600,216
Series A-1, 5.50%, 12/01/48(a)(g)(h)	9	8,819
Series A-1, 5.00%, 01/01/55(a)	1,290	1,269,089
Series B, 0.00%, 01/01/35(a)(c)	1,135	452,978
Series B, 0.00%, 01/01/60(a)(c)	13,585	799,341

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB, Series A, 3.00%, 01/01/50	$125	$117,881
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 11/01/46	230	232,178
5.00%, 11/01/54	380	381,524

		6,775,186

Total Municipal Bonds — 126.9% (Cost: $198,937,096)		210,930,209

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.2%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,700	3,035,016
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	495	581,814

		3,616,830

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(j)	1,810	1,947,361

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	2,321	2,465,358

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,128,002

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	2,120	2,350,084

Illinois — 2.5%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41	2,340	2,428,031
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,708,396

		4,136,427

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,941,342

Massachusetts — 5.8%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,058	2,207,017
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(d)	7,113	7,433,410

		9,640,427

Michigan — 1.3%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,000	2,227,300

New Jersey — 0.8%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	1,338	1,357,733

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 4.3%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	$2,390	$2,651,036
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, 3.00%, 05/01/46	1,187	1,218,744
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,725	1,893,325
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,390,981

		7,154,086

North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(d)	1,180	1,444,745
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48 .	1,126	1,195,241

		2,639,986

Pennsylvania — 2.8%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	2,501	2,748,592
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,995,874

		4,744,466

Rhode Island — 1.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,448	2,672,956

Texas(d) — 7.9%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	11,000	11,887,810
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21 .	1,170	1,224,382

		13,112,192

Virginia(j) — 2.1%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	2,224	2,696,445
Series A, Senior Lien, 4.00%, 07/01/60	795	895,846

		3,592,291

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	2,124,578

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.2% (Cost: $63,239,228)		66,851,419

Total Long-Term Investments — 167.1% (Cost: $262,176,324)		277,781,628

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	241,848	$241,872

Total Short-Term Securities — 0.1% (Cost: $241,872)		241,872

Total Investments — 167.2% (Cost: $262,418,196)		278,023,500

Other Assets Less Liabilities — 1.6%		2,568,641

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.3)%		(38,732,077)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.5)%		(75,619,677)

Net Assets Applicable to Common Shares — 100.0%		$166,240,387

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to July 1, 2028, is $6,953,518. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$677,105	$—	$(434,933	)(a)	$(293)	$(7)	$241,872	241,848	$147	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	56	12/21/20	$7,740	$42,797
U.S. Long Treasury Bond	30	12/21/20	5,174	63,828

				$106,625

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$106,625	$—	$106,625

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$106,625	$—	$106,625

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$6,457,156

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$210,930,209	$—	$210,930,209
Municipal Bonds Transferred to Tender Option Bond Trusts	—	66,851,419	—	66,851,419
Short-Term Securities
Money Market Funds	241,872	—	—	241,872

	$241,872	$277,781,628	$—	$278,023,500

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$106,625	$—	$—	$106,625

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(38,714,418)	$—	$(38,714,418)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(114,714,418)	$—	$(114,714,418)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) October 31, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.5%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,555	$1,711,884
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,520,518
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,700,187
Series D, Sub Lien, 7.00%, 10/01/51	1,765	2,104,480
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,888,949

		15,926,018

Arizona — 4.2%
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,400	3,526,344
Salt Verde Financial Corp., RB 5.00%, 12/01/37	7,460	9,877,115
Senior, 5.00%, 12/01/32	10,030	12,956,954

		26,360,413

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	4,985	4,996,515

California — 6.0%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	4,230	6,681,116
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,465	2,743,151
Series A, 4.00%, 04/01/45	790	869,600
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	319,481
Series A, 5.25%, 08/15/49	715	768,982
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	2,970	3,061,565
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,495	1,670,932
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,070	1,101,779
Series A-2, 5.00%, 06/01/47	4,335	4,447,537
Riverside County Transportation Commission, RB, CAB(b)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,662,550
Series B, Senior Lien, 0.00%, 06/01/42	6,000	3,065,460
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,448,400
San Marcos Unified School District, GO, CAB
Series B, 0.00%, 08/01/34(b)	3,500	2,655,660
Series B, 0.00%, 08/01/36(b)	4,000	2,825,880
State of California, GO, 6.00%, 03/01/33	1,670	1,675,037
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	690	809,646

		37,806,776

Colorado — 1.8%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	3,485	4,530,535

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	$3,565	$3,846,243
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,580	2,900,178

		11,276,956

Connecticut — 0.4%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	670	777,274
Series A, 4.00%, 05/01/39	420	485,482
State of Connecticut, GO, Series A, 4.00%, 01/15/38	1,300	1,498,705

		2,761,461

Delaware — 2.4%
County of Sussex Delaware, RB, 6.00%, 10/01/40	2,225	2,235,791
Delaware State Economic Development Authority, RB, 5.38%, 10/01/45	10,080	10,108,627
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,280	2,597,559

		14,941,977

District of Columbia — 5.9%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	23,035	23,641,281
District of Columbia, Refunding RB
5.00%, 04/01/35	865	1,035,267
5.00%, 10/01/48	4,590	5,330,826
Series A, 6.00%, 07/01/23(c)	1,480	1,703,125
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	3,990	4,161,331
Series B, Subordinate, 4.00%, 10/01/49	1,550	1,683,129

		37,554,959

Florida — 3.1%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	395	441,503
Series A-1, 5.00%, 10/01/33	435	481,971
Series A-1, 5.00%, 10/01/34	435	479,065
Series A-1, 5.00%, 10/01/35	145	158,927
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,915,693
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	435	483,281
Series A, 5.00%, 06/15/50	1,455	1,605,200
Series A, 5.00%, 06/15/55	875	964,504
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	5,885	6,261,346
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	3,395	1,867,250
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,535	4,168,437

		19,827,177

Georgia — 2.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,010	1,168,338
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,455	1,447,085
Main Street Natural Gas, Inc., RB Series A, 5.00%, 05/15/35	990	1,296,296

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB (continued)
Series A, 5.00%, 05/15/36	$990	$1,302,404
Series A, 5.00%, 05/15/37	1,085	1,435,748
Series A, 5.00%, 05/15/38	600	798,714
Series A, 5.00%, 05/15/49	1,990	2,753,165
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,145	3,456,889
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	1,230	1,360,700

		15,019,339

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, ARB, Series A, 5.25%, 07/01/30	2,660	2,669,337

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	1,485	1,740,851

Illinois — 11.9%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,905	3,056,961
Series D, 5.00%, 12/01/46	3,805	3,929,199
Series H, 5.00%, 12/01/36	920	982,864
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,415,770
Series D, 5.00%, 12/01/25	1,650	1,825,015
Series F, 5.00%, 12/01/22	1,250	1,310,300
Series G, 5.00%, 12/01/34	915	983,012
Chicago O’Hare International Airport, ARB, Series C, 3rd Lien, 6.50%, 01/01/21(c)	7,425	7,499,547
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,895	2,126,133
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	2,055	2,165,107
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	2,000	2,142,600
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,525	1,601,357
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	457,601
Series A, 5.00%, 02/15/50	265	252,518
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,455	6,273,959
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,760	1,892,458
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,710	2,734,580
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	10,455	4,528,060
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(c)	2,245	2,319,669
State of Illinois, GO
5.00%, 02/01/39	2,990	3,073,032
Series A, 5.00%, 04/01/38	9,030	9,191,185
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/30	10,400	11,296,896
Series B, 5.00%, 10/01/28	1,965	2,174,724
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	2,076,017

		75,308,564

Security	Par (000)	Value

Indiana — 3.1%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	$1,525	$1,650,950
AMT, 7.00%, 01/01/44	3,680	4,028,864
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	6,305	6,560,605
Series A, AMT, 5.00%, 07/01/44	880	932,201
Series A, AMT, 5.00%, 07/01/48	2,905	3,061,260
Series A, AMT, 5.25%, 01/01/51	790	839,486
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,705,136

		19,778,502

Iowa — 1.4%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	2,125	2,256,346
5.88%, 12/01/26(a)	805	830,688
Series B, 5.25%, 12/01/50(f)	5,515	5,837,186

		8,924,220

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	1,915	2,118,756
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,515	2,921,902
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(g)	2,325	2,395,075

		7,435,733

Louisiana — 2.5%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	6,535	6,560,683
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	1,570	1,572,638
Series A, 5.25%, 05/15/31	1,690	1,719,490
Series A, 5.25%, 05/15/32	2,160	2,263,378
Series A, 5.25%, 05/15/33	2,345	2,455,121
Series A, 5.25%, 05/15/35	985	1,048,680

		15,619,990

Maryland — 1.0%
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	1,210	1,211,960
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	840	977,626
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 6.25%, 01/01/21(c)	4,295	4,335,716

		6,525,302

Michigan — 2.5%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	8,665	9,384,975
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,640	1,834,766
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,000	2,411,780
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,120	2,389,897

		16,021,418

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	$2,030	$2,210,995
Series A, 5.25%, 02/15/53	4,060	4,737,857

		6,948,852

Missouri — 1.1%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,830	6,429,441
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	480	497,414

		6,926,855

Nebraska — 0.8%
Central Plains Energy Project, RB
5.25%, 09/01/37	1,610	1,743,662
5.00%, 09/01/42	2,815	3,031,192

		4,774,854

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,055	3,116,925
Series C, AMT, 4.88%, 11/01/42	1,585	1,627,066

		4,743,991

New Jersey — 15.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,355,637
5.25%, 11/01/44	2,980	3,029,826
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,350	3,908,981
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	3,680	73,600
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,030	1,064,248
4.00%, 11/01/39	825	850,814
5.00%, 06/15/49	4,650	5,194,794
Series EEE, 5.00%, 06/15/48	7,320	8,104,924
AMT, 5.38%, 01/01/43	2,285	2,514,802
Series B, AMT, 5.63%, 11/15/30	2,035	2,090,962
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	2,905	3,097,776
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	8,000	8,728,160
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(c)	8,000	8,254,240
Series AA, 5.00%, 06/15/44	3,765	3,973,639
Series B, 5.25%, 06/15/36	4,810	4,921,929
Series BB, 4.00%, 06/15/50	3,010	3,085,701
Series BB, 5.00%, 06/15/50	9,895	10,938,725
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/43	3,035	3,212,669
Series E, 5.00%, 01/01/45	5,095	5,733,607
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,070	1,251,440
Sub-Series B, 5.00%, 06/01/46	14,320	16,169,428

		99,555,902

New York — 15.8%
City of New York New York, GO, Series C, 5.00%, 08/01/42	2,255	2,777,912

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	$4,640	$4,824,997
Series B, 5.25%, 11/15/39	1,650	1,716,627
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,210	3,400,289
Series C-1, 5.00%, 11/15/50	1,040	1,121,099
Series C-1, 5.25%, 11/15/55	1,545	1,696,178
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46(h)	1,055	1,147,545
Series A, 4.00%, 07/01/50	2,155	2,423,987
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	2,135	2,164,442
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C, 4.00%, 05/01/45	2,190	2,477,591
Sub-Series C-1, 4.00%, 05/01/40	875	1,010,984
Sub-Series E-1, 5.00%, 02/01/42	4,805	5,025,165
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	840	842,276
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,500	3,516,100
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	9,395	9,832,901
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	7,830	8,009,072
Series 2, Class 2, 5.15%, 11/15/34	660	684,103
Series 2, Class 2, 5.38%, 11/15/40	1,655	1,720,538
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	7,000,927
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,535	4,301,176
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	15,980	17,949,056
Series A, 3.00%, 03/15/50	2,595	2,629,487
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,165	1,252,422
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	715	771,814
AMT, 5.00%, 10/01/40	2,020	2,167,521
AMT, 4.38%, 10/01/45	165	166,203
Port Authority of New York & New Jersey, ARB
6.00%, 12/01/42	1,960	1,965,684
Series 8, 6.00%, 12/01/36	2,525	2,534,494
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	530	596,594
Series A, 5.00%, 11/15/54	1,705	2,091,336
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,620	1,762,671

		99,581,191

North Carolina — 0.9%
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	235	252,296
Series A, 5.00%, 10/01/40	350	406,931
Series A, 4.00%, 10/01/45	215	226,898
Series A, 5.00%, 10/01/45	620	712,262
Series A, 4.00%, 10/01/50	260	274,422
Series A, 5.00%, 10/01/50	700	800,408

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(c)	$1,130	$1,157,843
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,080	1,623,705

		5,454,765

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,885	2,191,595

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	580	670,787
Series A-2, Class 1, 4.00%, 06/01/38	580	668,079
Series A-2, Class 1, 4.00%, 06/01/39	580	665,492
Series A-2, Class 1, 4.00%, 06/01/48	1,525	1,656,958
Series B-2, Class 2, 5.00%, 06/01/55	6,705	7,133,986
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	800	925,936
Series A, 6.13%, 07/01/22(c)	75	82,285
Series A, 6.13%, 07/01/40	1,205	1,280,698
Series A, 4.00%, 12/01/49	1,015	1,128,020
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,200	1,345,896
Series A, 3.75%, 08/15/50	2,110	2,291,376
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,480	1,487,089
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,585	1,719,012

		21,055,614

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,350	2,704,474
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,065	4,515,402
Series C, 4.00%, 01/01/42	3,845	4,255,877

		11,475,753

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	3,390	3,748,967
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,630	4,346,526

		8,095,493

Pennsylvania — 2.6%
Allentown Neighborhood Improvement Zone
Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	420	441,781
Subordinate, 5.13%, 05/01/32	470	492,457
Subordinate, 5.38%, 05/01/42	870	887,878
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,240	1,303,029
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	2,505	2,885,259
Series A, 4.00%, 09/01/49	1,135	1,200,421

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	$1,660	$1,838,633
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,665	5,258,015
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,428,879

		16,736,352

Puerto Rico — 6.5%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,365	1,392,041
5.63%, 05/15/43	1,360	1,373,083
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	4,920	4,993,849
Series A, Senior Lien, 5.13%, 07/01/37	1,410	1,431,404
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	1,455	1,457,488
Series A, Senior Lien, 6.00%, 07/01/44	2,630	2,634,182
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	4,239,487
Series A-1, Restructured, 5.00%, 07/01/58	14,252	15,157,572
Series A-2, Restructured, 4.33%, 07/01/40	1,950	2,007,193
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,490,884
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	10,294	2,960,143

		41,137,326

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,060	3,408,901
Series B, 4.50%, 06/01/45	5,175	5,395,817
Series B, 5.00%, 06/01/50	5,765	6,149,699

		14,954,417

South Carolina — 5.6%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 04/01/44	160	171,272
4.00%, 04/01/49	150	144,613
5.00%, 04/01/49	480	511,090
4.00%, 04/01/54	370	352,943
5.00%, 04/01/54	875	929,731
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	5,115	5,938,720
Series A, 5.00%, 05/01/48	6,075	6,976,773
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	12,065	13,507,009
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	2,805	3,131,053
Series E, 5.25%, 12/01/55	3,335	3,807,002

		35,470,206

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	$315	$340,691
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	1,350	1,553,661
Series A, 5.25%, 10/01/58	1,925	2,083,428

		3,977,780

Texas — 9.2%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50(h)	4,370	4,821,246
Central Texas Regional Mobility Authority, Refunding RB(c)
Senior Lien, 6.25%, 01/01/21	4,210	4,250,500
Sub Lien, 5.00%, 01/01/23	700	770,105
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	385	429,687
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,849,174
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	486,868
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	880	1,006,588
Harris County-Houston Sports Authority, Refunding RB(b)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	6,000	2,711,280
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,100,219
Harris County-Houston Sports Authority, Refunding RB, CAB(b)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,639,150
Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38	12,580	5,566,399
Midland County Fresh Water Supply District No.1, RB, CAB(b)
Series A, 0.00%, 09/15/40	9,780	4,374,203
Series A, 0.00%, 09/15/41	5,420	2,298,622
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25(c)	355	425,918
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/46(a)	1,980	1,986,316
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,555	3,138,383
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	9,025	10,752,836
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,062,991
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,310	2,635,133

		58,305,618

Utah — 1.1%
County of Utah UT, RB
Series A, 4.00%, 05/15/43	440	507,615
Series A, 3.00%, 05/15/50	1,985	2,046,714
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,830	2,085,742
Series A, AMT, 5.00%, 07/01/48	1,735	2,009,685

		6,649,756

Security	Par (000)	Value

Virginia — 1.4%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	$1,465	$1,589,642
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	3,155	3,328,083
AMT, Senior Lien, 6.00%, 01/01/37	3,790	4,028,391

		8,946,116

Washington — 1.7%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,980	3,397,975
Series C, AMT, 5.00%, 04/01/40	1,475	1,628,916
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	4,420	4,911,416
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	685	740,519

		10,678,826

Total Municipal Bonds — 127.8% (Cost: $758,716,118)		808,156,770

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 1.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	6,196	6,970,719

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	4,475	5,308,551

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,638	3,970,042

Georgia — 1.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	7,220	7,945,538
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	2,898	3,140,199

		11,085,737

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	5	6,005
Series C, 4.00%, 02/15/41	2,800	3,104,477

		3,110,482

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,153	4,502,095
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	9,088	10,508,104
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	4,427	4,626,278

		19,636,477

New York — 15.6%
Hudson Yards Infrastructure Corp., RB(j)
5.75%, 02/15/47(c)	1,938	1,965,259
5.75%, 02/15/47	1,192	1,208,968
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31(j)	16,395	16,848,649

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	$20,864	$21,796,845
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	12,611	13,228,987
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,655	3,009,177
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,060	13,483,924
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	5,805	6,442,150
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,155	14,533,381
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,804,339

		98,321,679

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	4,960	6,072,826

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,526,959

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	3,137	3,354,046

Texas — 7.1%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,003	6,429,130
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	4,900	5,295,479
Lower Colorado River Authority, Refunding RB, 4.00%, 05/15/43	4,140	4,274,012
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	6,650	6,959,092
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,505	5,764,946
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	13,920	16,170,864

		44,893,523

Virginia — 2.5%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	4,346	4,896,929
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	9,677	10,714,211

		15,611,140

Security	Par (000)	Value

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	$5,575	$6,079,814

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.4% (Cost: $219,083,844)		229,941,995

Total Long-Term Investments — 164.2% (Cost: $977,799,962)		1,038,098,765

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	1,191,582	1,191,701

Total Short-Term Securities — 0.2% (Cost: $1,191,641)		1,191,701

Total Investments — 164.4% (Cost: $978,991,603)		1,039,290,466

Other Assets Less Liabilities — 0.6%		3,721,983

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.2)%		(140,199,146)

VMTP Shares at Liquidation Value — (42.8)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$632,013,303

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047, is $30,543,457. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Municipal Income Trust (BFK)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$13,735,179	$—	$(12,544,347	)(a)	$6,174	$(5,305)	$1,191,701	1,191,582	$638	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$808,156,770	$—	$808,156,770
Municipal Bonds Transferred to Tender Option Bond Trusts	—	229,941,995	—	229,941,995
Short-Term Securities
Money Market Funds	1,191,701	—	—	1,191,701

	$1,191,701	$1,038,098,765	$—	$1,039,290,466

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(140,129,513)	$—	$(140,129,513)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(410,929,513)	$—	$(410,929,513)

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.7%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 7.00%, 10/01/51	$1,115	$1,329,459
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	250	275,310
Series B1, (AGM), 3.00%, 06/01/50	160	161,019

		1,765,788

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 4.63%, 06/01/23	50	50,075

Arizona — 2.0%
Industrial Development Authority of the City of Phoenix, RB, 5.00%, 07/01/59	465	477,625
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	230	264,311
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,000	1,324,010

		2,065,946

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	835	836,929

California — 4.7%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	350	349,993
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	400	445,136
Series A, 4.00%, 04/01/45	230	253,175
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	45	49,575
Series A, 5.25%, 08/15/49	115	123,682
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	475	489,644
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(a)	500	546,565
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	915	1,030,217
Series I, 5.00%, 11/01/38	240	268,243
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	880	902,845
State of California, GO, 6.00%, 03/01/33	270	270,815
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	110	129,069

		4,858,959

Colorado — 1.4%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,417,498

Delaware — 0.8%
County of Sussex Delaware, RB, 6.00%, 10/01/40	820	823,977

District of Columbia — 1.2%
District of Columbia, TA, 5.13%, 06/01/41	690	707,284
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	530	575,522

		1,282,806

Security	Par (000)	Value

Florida — 2.6%
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	$330	$358,723
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	475	183,616
Series A-2, 0.00%, 10/01/47	460	171,410
Series A-2, 0.00%, 10/01/48	325	115,960
Series A-2, 0.00%, 10/01/49	265	91,208
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(b) .	950	1,010,752
Village Community Development District No. 10, SAB, 5.13%, 05/01/43	685	713,674

		2,645,343

Georgia — 4.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	160	185,083
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,780	2,462,630
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	535	594,332
4.00%, 01/01/59	1,010	1,114,282
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	200	221,252

		4,577,579

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, ARB, Series A, 5.25%, 07/01/30	425	426,492

Illinois — 14.1%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	490	515,632
Series D, 5.00%, 12/01/46	635	655,666
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	215	237,805
Series D, 5.00%, 12/01/27	280	314,490
Series D, 5.00%, 12/01/31	150	163,416
Series F, 5.00%, 12/01/22	205	214,889
Series G, 5.00%, 12/01/44	150	157,992
Chicago O’Hare International Airport, ARB
Series A, 3rd Lien, 5.63%, 01/01/35	155	156,345
Series A, 3rd Lien, 5.75%, 01/01/39	240	242,131
Series C, 3rd Lien, 6.50%, 01/01/21(b)	1,855	1,873,624
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	330	347,681
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	500	535,650
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	245	257,267
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/21(b)	305	319,887
Series A, 4.00%, 05/15/50	260	285,782
Series C, 5.00%, 02/15/41	1,600	1,896,064
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	340	365,589
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	350	353,175
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(c)	2,980	1,233,273
Railsplitter Tobacco Settlement Authority, RB(b)
5.50%, 06/01/21	175	180,269
6.00%, 06/01/21	940	971,265

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO
5.00%, 03/01/37	$455	$459,136
Series A, 5.00%, 04/01/35	1,000	1,020,550
Series A, 5.00%, 04/01/38	1,135	1,155,260
Series D, 5.00%, 11/01/28	165	177,743
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	60	66,350
University of Illinois, RB, Series A, 5.00%, 04/01/44	310	336,945

		14,493,876

Indiana — 4.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	245	265,235
AMT, 7.00%, 01/01/44	1,090	1,193,332
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	1,020	1,061,351
Series A, AMT, 5.00%, 07/01/44	140	148,305
Series A, AMT, 5.00%, 07/01/48	465	490,012
Series A, AMT, 5.25%, 01/01/51	125	132,830
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/32	350	359,908
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	400	434,560

		4,085,533

Iowa — 2.3%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	145	153,962
5.88%, 12/01/26(a)	130	134,148
Series B, 5.25%, 12/01/50(d)	890	941,994
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,150	1,137,500

		2,367,604

Kansas — 1.0%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	975	1,032,710

Kentucky — 5.3%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(b)	325	359,580
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/24(c)	5,000	4,693,000
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(e)	375	386,303

		5,438,883

Louisiana — 2.4%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	1,055	1,059,146
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	255	255,428
Series A, 5.25%, 05/15/31	270	274,712
Series A, 5.25%, 05/15/32	345	361,512
Series A, 5.25%, 05/15/33	375	392,610
Series A, 5.25%, 05/15/35	160	170,344

		2,513,752

Security	Par (000)	Value

Maine — 0.7%
Maine State Housing Authority, RB, S/F Housing, Series G, 2.38%, 11/15/40(f)	$760	$750,888

Maryland — 1.2%
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	540	540,875
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 6.25%, 01/01/21(b)	690	696,541

		1,237,416

Massachusetts — 0.9%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	540	594,702
Massachusetts Development Finance Agency, Refunding RB, Series C, (AGM), 4.00%, 10/01/45	320	358,963

		953,665

Michigan(b) — 2.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22	1,925	2,084,948
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22	275	296,681

		2,381,629

Minnesota — 1.7%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,190	1,296,100
Series A, 5.25%, 02/15/58	400	466,812
		1,762,912

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	80	82,902
St Louis County Industrial Development Authority, Refunding RB, 5.00%, 09/01/37	500	548,015

		630,917

Nebraska — 0.8%
Central Plains Energy Project, RB
5.25%, 09/01/37	260	281,585
5.00%, 09/01/42	455	489,944

		771,529

New Hampshire(a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	490	499,932
Series C, AMT, 4.88%, 11/01/42	285	292,564

		792,496

New Jersey — 11.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	320	327,379
5.25%, 11/01/44	610	620,199
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	645	12,900
New Jersey Economic Development Authority, RB Series EEE,
5.00%, 06/15/43	1,540	1,728,173
AMT, 5.13%, 09/15/23	840	864,528

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.38%, 01/01/43	$500	$550,285
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31	775	897,218
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	705	721,321
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(b)	575	593,274
Series A, 5.00%, 06/15/28	500	581,820
Series AA, 5.00%, 06/15/45	415	443,647
Series B, 5.25%, 06/15/36	790	808,383
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(b)	165	184,204
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	450	544,176
Series A, 5.25%, 06/01/46	1,065	1,245,592
Sub-Series B, 5.00%, 06/01/46	1,755	1,981,658

		12,104,757

New York — 13.3%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	551,315
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	779,902
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	610	646,161
Monroe County Industrial Development Corp., Refunding RB(f)
4.00%, 12/01/38	155	171,610
4.00%, 12/01/46	150	163,158
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	945	958,032
Series C-1A, 4.20%, 11/01/44	1,500	1,572,735
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	615	619,889
3.00%, 03/01/49	475	463,092
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series E-1, 5.00%, 02/01/42	770	805,281
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	600	602,760
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	1,365	1,396,218
Series 2, Class 2, 5.15%, 11/15/34	105	108,835
Series 2, Class 2, 5.38%, 11/15/40	265	275,494
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	350	396,690
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/45	805	908,547
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,000	1,075,040
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	120	129,535
AMT, 5.00%, 10/01/40	340	364,830
AMT, 4.38%, 10/01/45	30	30,219
Port Authority of New York & New Jersey, ARB 6.00%, 12/01/42	395	396,145

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB (continued)
Series 8, 6.00%, 12/01/36	$410	$411,542
Consolidated, 221st Series, AMT, 4.00%, 07/15/50	535	586,638
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	265	288,083

		13,701,751

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Series A, 4.00%, 10/01/45	195	205,791
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(b)	185	189,559

		395,350

Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,125	1,196,977
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	450	475,060
County of Franklin Ohio, RB
Series A, 6.13%, 07/01/22(b)	15	16,457
Series A, 6.13%, 07/01/40	195	207,250
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	500	560,790
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	250	251,198

		2,707,732

Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	390	448,828
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	585	614,542

		1,063,370

Oregon — 0.9%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	395	210,219
Oregon State Facilities Authority, RB, (AGM), 5.00%, 07/01/44	715	750,607

		960,826

Pennsylvania — 2.6%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	90	94,668
Subordinate, 5.13%, 05/01/32	100	104,778
Subordinate, 5.38%, 05/01/42	145	147,980
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	200	210,166
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	650	719,946
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	488,011
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	490	555,876
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	388,846

		2,710,271

Puerto Rico — 6.6%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	395	398,800

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	$830	$842,458
Series A, Senior Lien, 5.13%, 07/01/37	240	243,643
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	245	245,419
Series A, Senior Lien, 6.00%, 07/01/44	440	440,700
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	647	678,276
Series A-1, Restructured, 5.00%, 07/01/58	2,509	2,668,422
Series A-2, Restructured, 4.33%, 07/01/40	345	355,119
Series A-2, Restructured, 4.78%, 07/01/58	567	595,288
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,190	342,196

		6,810,321

Rhode Island — 2.8%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	320	320,227
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	830	865,416
Series B, 5.00%, 06/01/50	1,580	1,685,434

		2,871,077

South Carolina — 3.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	680	787,121
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(b)	335	406,636
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,235	1,382,607
Series E, 5.50%, 12/01/53	500	554,545
South Carolina Public Service Authority, Refunding RB
Series A, 3.00%, 12/01/41(f)	225	226,663
Series E, 5.25%, 12/01/55	540	616,426

		3,973,998

South Dakota — 0.6%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	550	601,849

Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	440	487,203

Texas — 7.8%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	175	161,016
Central Texas Regional Mobility Authority, Refunding RB(b)
Senior Lien, 6.25%, 01/01/21	680	686,542
Sub Lien, 5.00%, 01/01/23	115	126,517
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	135	136,401
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	230	252,048
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	145	165,858

Security	Par (000)	Value

Texas (continued)
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38(c)	$4,750	$2,101,780
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(c)	4,485	2,349,961
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	640	338,067
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	565	637,823
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	450	488,038
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/40	500	220,555
0.00%, 08/01/42	855	338,443

		8,003,049

Vermont — 0.5%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	525	523,803

Virginia — 2.1%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	165	165,797
Series A, 5.13%, 03/01/31	320	313,696
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	250	263,715
AMT, Senior Lien, 6.00%, 01/01/37	1,320	1,403,028

		2,146,236

Washington — 1.0%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	235	259,522
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	715	794,494

		1,054,016

Wisconsin — 0.2%
Public Finance Authority, RB, Series A, 5.00%, 11/15/41	60	70,008
Public Finance Authority, Refunding RB, Series A, 3.00%, 01/01/50	85	80,159

		150,167

Total Municipal Bonds — 116.8% (Cost: $111,841,844)		120,230,978

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 4.7%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,000	2,248,160
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	2,160	2,573,662

		4,821,822

Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(j)	1,130	1,215,756
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	1,180	1,274,589

		2,490,345

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 0.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	$520	$581,064

Florida — 1.8%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	1,751	1,859,645

Georgia — 1.1%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,128,002

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	1,330	1,474,345

Illinois — 2.2%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,997	2,276,802

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,125	1,203,311

Massachusetts — 2.1%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,305	1,398,815
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(b)	720	752,751

		2,151,566

Michigan — 3.6%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,248	1,389,969
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,117	2,287,799

		3,677,768

New Jersey — 0.8%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	827	839,048

New York — 13.1%
Hudson Yards Infrastructure Corp., RB(j)
5.75%, 02/15/47(b)	310	313,939
5.75%, 02/15/47	190	193,126
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,460	1,619,461
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, 3.00%, 05/01/46	3,020	3,100,855
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	3,375	3,525,730
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	2,030	2,129,647
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,575	1,728,689
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	927,320

		13,538,767

Security	Par (000)	Value

North Carolina — 1.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	$800	$979,488
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	697	739,440

		1,718,928

Pennsylvania — 6.9%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	2,502	2,748,592
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,638,491
Pennsylvania Turnpike Commission, Refunding RB, Sub- Series B-2, (AGM), 5.00%, 06/01/35	1,280	1,555,226
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,193,786

		7,136,095

Rhode Island — 1.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,531	1,672,647

Texas — 2.9%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	975	1,044,734
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	780	842,954
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(b)	1,080	1,130,198

		3,017,886

Virginia(j) — 2.2%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	1,413	1,712,607
Series A, Senior Lien, 4.00%, 07/01/60	495	557,791

		2,270,398

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,161	1,303,974

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.6% (Cost: $50,248,839)		53,162,413

Total Long-Term Investments — 168.4% (Cost: $162,090,683)		173,393,391

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	384,011	$384,050

Total Short-Term Securities — 0.3% (Cost: $384,050)		384,050

Total Investments — 168.7% (Cost: $162,474,733)		173,777,441

Other Assets Less Liabilities — 1.7%		1,707,668

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.7)%		(29,603,795)

VMTP Shares at Liquidation Value — (41.7)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$102,981,314

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $6,491,909.

See Note 4 of the Notes to Financial Statements for details.
(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class,	$1,394,299	$—	$(1,010,038	)(a)	$(211)	$—	$384,050	384,011	$146	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	35	12/21/20	$4,838	$26,748
U.S. Long Treasury Bond	19	12/21/20	3,277	40,427

				$67,175

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$67,175	$—	$67,175

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$67,175	$—	$67,175

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,057,281

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$120,230,978	$—	$120,230,978
Municipal Bonds Transferred to Tender Option Bond Trusts	—	53,162,413	—	53,162,413
Short-Term Securities
Money Market Funds	384,050	—	—	384,050

	$384,050	$173,393,391	$—	$173,777,441

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$67,175	$—	$—	$67,175

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Strategic Municipal Trust (BSD)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(29,588,179)	$—	$(29,588,179)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(72,488,179)	$—	$(72,488,179)

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

October 31, 2020

	BKN	BTA	BFK	BSD

ASSETS
Investments at value — unaffiliated(a)	$456,373,985	$277,781,628	$1,038,098,765	$173,393,391
Investments at value — affiliated(b)	1,284,439	241,872	1,191,701	384,050
Cash pledged for futures contracts	—	231,000	—	145,000
Receivables:
Investments sold	—	514,553	34,707	1,473,017
Dividends — affiliated	7	6	53	12
Interest — unaffiliated	5,433,818	3,787,102	13,696,404	2,244,479
Variation margin on futures contracts	—	21,751	—	13,693
Prepaid expenses	19,695	28,713	21,034	18,153

Total assets	463,111,944	282,606,625	1,053,042,664	177,671,795

ACCRUED LIABILITIES
Bank overdraft	188,495	80,714	515,990	50,628
Payables:
Investments purchased	1,091,813	1,018,364	5,965,555	1,391,178
Administration fees	58,728	—	—	—
Income dividend distributions — Common Shares	1,168,854	678,076	2,623,349	431,182
Interest expense and fees	28,231	17,659	69,633	15,616
Investment advisory fees	136,979	141,298	530,789	89,267
Trustees’ and Officer’s fees	68,874	22,282	230,599	16,299
Other accrued expenses	114,023	73,750	163,933	76,714
Reorganization costs	—	—	—	131,418

Total accrued liabilities	2,855,997	2,032,143	10,099,848	2,202,302

OTHER LIABILITIES
TOB Trust Certificates	57,331,906	38,714,418	140,129,513	29,588,179
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,619,677	—	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	125,900,000	—	270,800,000	42,900,000

Total other liabilities	183,231,906	114,334,095	410,929,513	72,488,179

Total liabilities	186,087,903	116,366,238	421,029,361	74,690,481

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$277,024,041	$166,240,387	$632,013,303	$102,981,314

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$238,779,640	$156,294,167	$591,065,148	$94,243,839
Accumulated earnings	38,244,401	9,946,220	40,948,155	8,737,475

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$277,024,041	$166,240,387	$632,013,303	$102,981,314

Net asset value per Common Share	$16.12	$12.38	$14.09	$14.09

(a) Investments at cost — unaffiliated	$414,468,802	$262,176,324	$977,799,962	$162,090,683
(b) Investments at cost — affiliated	$1,284,520	$241,872	$1,191,641	$384,050
(c) Preferred Shares outstanding	1,259	760	2,708	429
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.01	$0.001	$0.001	$0.001
(f) Common Shares outstanding	17,189,025	13,427,241	44,843,572	7,308,173
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.01	$0.001	$0.001	$0.001

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations  (unaudited)

Six Months Ended October 31, 2020

	BKN	BTA	BFK	BSD

INVESTMENT INCOME
Dividends — affiliated	$132	$147	$638	$146
Interest — unaffiliated	9,172,403	5,998,244	21,208,014	3,653,059

Total investment income	9,172,535	5,998,391	21,208,652	3,653,205

EXPENSES
Investment advisory	810,458	831,482	3,139,238	525,261
Administration	347,339	—	—	—
Accounting services	34,832	14,684	42,390	19,862
Professional	31,184	38,683	49,575	28,082
Rating agency	24,809	16,336	24,809	27,351
Transfer agent	15,521	10,907	24,134	10,084
Trustees and Officer	13,900	7,017	35,750	4,866
Custodian	7,228	2,764	6,182	1,458
Registration	4,172	4,181	7,668	4,172
Printing and postage	1,119	1,297	3,368	663
Liquidity fees	—	3,904	—	—
Remarketing fees on Preferred Shares	—	3,831	—	—
Reorganization	—	—	—	144,737
Miscellaneous	5,712	4,860	7,053	3,786
Total expenses excluding interest expense, fees and amortization of offering costs	1,296,274	939,946	3,340,167	770,322
Interest expense, fees and amortization of offering costs(a)	861,808	524,418	1,903,413	331,575
Total expenses	2,158,082	1,464,364	5,243,580	1,101,897
Less:
Fees waived and/or reimbursed by the Manager	(535)	(396)	(4,671)	(442)

Total expenses after fees waived and/or reimbursed	2,157,547	1,463,968	5,238,909	1,101,455

Net investment income	7,014,988	4,534,423	15,969,743	2,551,750

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	82,381	745,533	1,005,401	321,793
Investments — affiliated	531	(293)	6,174	(211)

	82,912	745,240	1,011,575	321,582

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	20,504,415	14,563,021	51,207,995	7,927,231
Investments — affiliated	(607)	(7)	(5,305)	—
Futures contracts	—	106,625	—	67,175

	20,503,808	14,669,639	51,202,690	7,994,406

Net realized and unrealized gain	20,586,720	15,414,879	52,214,265	8,315,988

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$27,601,708	$19,949,302	$68,184,008	$10,867,738

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BKN		BTA
	Six Months Ended		Six Months Ended
	10/31/20 (unaudited)	Year Ended 04/30/20	10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,014,988	$12,218,008	$4,534,423	$8,008,105
Net realized gain (loss)	82,912	(3,880,936)	745,240	(3,215,979)
Net change in unrealized appreciation (depreciation)	20,503,808	(11,335,729)	14,669,639	(13,792,670)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	27,601,708	(2,998,657)	19,949,302	(9,000,544)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,513,932)	(11,823,871)	(4,068,261)	(8,135,464)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	51,983	—	15,397	48,840

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	21,139,759	(14,822,528)	15,896,438	(17,087,168)
Beginning of period	255,884,282	270,706,810	150,343,949	167,431,117

End of period	$277,024,041	$255,884,282	$166,240,387	$150,343,949

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets  (continued)

	BFK		BSD
	Six Months Ended		Six Months Ended
	10/31/20 (unaudited)	Year Ended 04/30/20	10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,969,743	$30,101,645	$2,551,750	$4,845,700
Net realized gain (loss)	1,011,575	(8,059,523)	321,582	(2,185,074)
Net change in unrealized appreciation (depreciation)	51,202,690	(49,080,595)	7,994,406	(6,685,226)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	68,184,008	(27,038,473)	10,867,738	(4,024,600)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(15,154,958)	(29,230,034)	(2,440,930)	(4,852,594)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	177,232	—	—	2,164

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	53,206,282	(56,268,507)	8,426,808	(8,875,030)
Beginning of period	578,807,021	635,075,528	94,554,506	103,429,536

End of period	$632,013,303	$578,807,021	$102,981,314	$94,554,506

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended October 31, 2020

	BKN	BTA	BFK	BSD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$27,601,708	$19,949,302	$68,184,008	$10,867,738
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	27,584,316	53,809,706	80,820,139	25,655,930
Purchases of long-term investments	(31,239,431)	(56,428,470)	(100,414,381)	(30,644,567)
Net proceeds from sales of short-term securities	2,719,384	434,933	12,544,347	1,010,038
Amortization of premium and accretion of discount on investments and other fees	(612,519)	137,330	1,239,414	(22,547)
Net realized gain on investments	(82,912)	(745,240)	(1,011,575)	(321,582)
Net unrealized appreciation on investments	(20,503,808)	(14,563,014)	(51,202,690)	(7,927,231)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	716	115	5,775	79
Interest — unaffiliated	(154,894)	71,703	312,367	13,881
Variation margin on futures contracts	—	(21,751)	—	(13,693)
Prepaid expenses	3,965	10,243	1,399	5,999
Increase (Decrease) in Liabilities
Payables
Administration fees	(53,302)	—	—	—
Interest expense and fees	(234,652)	(125,664)	(430,573)	(92,778)
Investment advisory fees	(124,131)	(122,107)	(476,224)	(78,708)
Trustees’ and Officer’s fees	5,188	1,536	16,921	1,171
Other accrued expenses	(10,881)	(20,446)	(17,742)	(13,266)
Reorganization costs	—	—	—	131,418

Net cash provided by (used for) operating activities	4,898,747	2,388,176	9,571,185	(1,428,118)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,307,061)	(4,052,802)	(14,752,854)	(2,411,698)
Repayments of TOB Trust Certificates	(424,173)	(3,238,393)	(3,102,244)	(1,391,714)
Repayments of Loan for TOB Trust Certificates	—	(1,680,000)	(3,102,244)	(1,378,400)
Proceeds from TOB Trust Certificates	1,643,992	5,044,938	7,767,923	5,325,466
Proceeds from Loan for TOB Trust Certificates	—	1,680,000	3,102,244	1,378,400
Increase in bank overdraft	188,495	80,714	515,990	50,628
Amortization of deferred offering costs	—	7,665	—	—

Net cash provided by (used for) for financing activities	(4,898,747)	(2,157,878)	(9,571,185)	1,572,682

CASH
Net increase in restricted and unrestricted cash	—	230,298	—	144,564
Restricted and unrestricted cash at beginning of period	—	702	—	436

Restricted and unrestricted cash at end of period	$—	$231,000	$—	$145,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,096,460	$642,417	$2,333,986	$424,353

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$51,983	$15,397	$177,232	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	231,000	—	145,000

	$—	$231,000	$—	$145,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

(For a share outstanding throughout each period)

	BKN
	Six Months Ended 10/31/20		Year Ended April 30,
	(unaudited)		2020	2019		2018	2017	2016

Net asset value, beginning of period	$14.89		$15.75	$15.26		$15.39	$16.83	$16.09

Net investment income(a)	0.41		0.71	0.71		0.73	0.79	0.88
Net realized and unrealized gain (loss)	1.20		(0.88)	0.46		0.02	(1.12)	0.77

Net increase (decrease) from investment operations	1.61		(0.17)	1.17		0.75	(0.33)	1.65

Distributions to Common Shareholders(b)
From net investment income	(0.38)		(0.69)	(0.68)		(0.73)	(0.85)	(0.91)
From net realized gain	—		—	(0.00	)(c)	(0.15)	(0.26)	—

Total distributions to Common Shareholders	(0.38)		(0.69)	(0.68)		(0.88)	(1.11)	(0.91)

Net asset value, end of period	$16.12		$14.89	$15.75		$15.26	$15.39	$16.83

Market price, end of period	$15.72		$14.75	$14.31		$13.57	$14.59	$16.94

Total Return Applicable to Common Shareholders(d)
Based on net asset value	10.85	%(e)	(1.16)%	8.45%		5.34%	(1.84)%	10.92%

Based on market price	9.12	%(e)	7.77%	10.81%		(1.20)%	(7.55)%	15.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55	%(f)	2.31%	2.53%		2.12%	1.84%	1.46%

Total expenses after fees waived and/or reimbursed	1.55	%(f)	2.31%	2.53%		2.11%	1.84%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.93	%(f)	0.93%	0.94%		0.90%	0.90%	0.89%

Net investment income to Common Shareholders	5.03	%(f)	4.39%	4.64%		4.64%	4.87%	5.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$277,024		$255,884	$270,707		$262,198	$264,551	$289,003

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900		$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$320,035		$303,244	$315,017		$308,259	$310,128	$329,549

Borrowings outstanding, end of period (000)	$57,332		$56,112	$51,999		$41,043	$30,783	$31,286

Portfolio turnover rate	6%		16%	29%		31%	36%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA
	Six Months Ended 10/31/20		Year Ended April 30,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period	$11.20		$12.47	$12.28	$12.27	$12.89	$12.51

Net investment income(a)	0.34		0.60	0.62	0.65	0.67	0.68
Net realized and unrealized gain (loss)	1.14		(1.26)	0.20	0.01	(0.63)	0.40

Net increase (decrease) from investment operations	1.48		(0.66)	0.82	0.66	0.04	1.08

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.61)	(0.63)	(0.65)	(0.66)	(0.70)

Net asset value, end of period	$12.38		$11.20	$12.47	$12.28	$12.27	$12.89

Market price, end of period	$11.72		$10.92	$11.88	$11.20	$11.66	$12.28

Total Return Applicable to Common Shareholders(c)
Based on net asset value	13.35	%(d)	(5.70)%	7.34%	5.76%	0.53%	9.51%

Based on market price	10.05	%(d)	(3.49)%	12.12%	1.50%	0.28%	14.39%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.76	%(e)	2.54%	2.67%	2.33%	2.00%	1.59%

Total expenses after fees waived and/or reimbursed	1.76	%(e)	2.54%	2.67%	2.33%	2.00%	1.59%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.13	%(e)	1.13%	1.13%	1.14%	1.13%	1.11%

Net investment income to Common Shareholders	5.45	%(e)	4.71%	5.11%	5.21%	5.32%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$166,240		$150,344	$167,431	$164,787	$164,745	$173,050

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$318,737		$297,821	$320,304	$316,825	$316,770	$327,697

Borrowings outstanding, end of period (000)	$38,714		$36,908	$34,595	$36,025	$32,093	$25,970

Portfolio turnover rate	19%		34%	31%	44%	43%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/20	Year Ended April 30,
	(unaudited)	2020	2019	2018	2017	2016
Expense ratios	1.13%	1.12%	1.12%	1.47%	1.52%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK
	Six Months Ended 10/31/20		Year Ended April 30,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period	$12.91		$14.17	$13.98	$14.24	$15.20	$14.91

Net investment income(a)	0.36		0.67	0.68	0.73	0.81	0.87
Net realized and unrealized gain (loss)	1.16		(1.28)	0.21	(0.22)	(0.92)	0.32

Net increase (decrease) from investment operations	1.52		(0.61)	0.89	0.51	(0.11)	1.19

Distributions to Common Shareholders from net investment income(b)	(0.34)		(0.65)	(0.70)	(0.77)	(0.85)	(0.90)

Net asset value, end of period	$14.09		$12.91	$14.17	$13.98	$14.24	$15.20

Market price, end of period	$13.78		$12.14	$13.79	$12.78	$14.00	$15.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.83	%(d)	(4.51)%	6.98%	3.74%	(0.78)%	8.57%

Based on market price	16.30	%(d)	(7.74)%	13.89%	(3.54)%	(3.96)%	14.76%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.65	%(e)	2.30%	2.55%	2.31%	1.99%	1.61%

Total expenses after fees waived and/or reimbursed	1.65	%(e)	2.30%	2.55%	2.27%	1.98%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	1.05	%(e)	1.02%	1.04%	1.03%	1.06%	1.03%

Net investment income to Common Shareholders	5.03	%(e)	4.68%	4.87%	5.06%	5.45%	5.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$632,013		$578,807	$635,076	$626,604	$638,047	$680,502

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$333,387		$313,740	$334,518	$331,390	$335,616	$351,293

Borrowings outstanding, end of period (000)	$140,130		$135,464	$119,624	$128,156	$146,562	$128,554

Portfolio turnover rate	7%		17%	19%	9%	13%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSD
	Six Months Ended 10/31/20		Year Ended April 30,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period	$12.94		$14.15	$13.96	$14.21	$15.04	$14.76

Net investment income(a)	0.35		0.66	0.68	0.72	0.78	0.82
Net realized and unrealized gain (loss)	1.13		(1.21)	0.20	(0.20)	(0.82)	0.31

Net increase (decrease) from investment operations	1.48		(0.55)	0.88	0.52	(0.04)	1.13

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.66)	(0.69)	(0.77)	(0.79)	(0.85)

Net asset value, end of period	$14.09		$12.94	$14.15	$13.96	$14.21	$15.04

Market price, end of period	$13.27		$12.17	$13.21	$12.65	$13.67	$15.02

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.62	%(d)	(4.10)%	6.99%	3.89%	(0.19)%	8.32%

Based on market price	11.77	%(d)	(3.38)%	10.23%	(2.15)%	(3.85)%	14.05%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.13	%(e)(f)	2.60%	2.81%	2.46%	2.08%	1.72%

Total expenses after fees waived and/or reimbursed	2.13	%(e)(f)	2.60%	2.81%	2.46%	2.08%	1.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	1.49	%(e)(f)	1.21%	1.19%	1.20%	1.15%	1.15%

Net investment income to Common Shareholders	4.94	%(f)	4.61%	4.92%	5.05%	5.28%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$102,981		$94,555	$103,430	$101,995	$103,827	$109,864

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$340,050		$320,407	$341,094	$337,750	$342,022	$356,093

Borrowings outstanding, end of period (000)	$29,588		$25,654	$26,839	$27,378	$24,984	$20,839

Portfolio turnover rate	15%		33%	28%	34%	45%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.85%, 1.85% and 1.21%, respectively.

(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of BSD and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BSD into BLE. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$49,958	$119,181	$39,489	$208,628
BTA	35,543	79,790	29,063	144,396
BFK	129,594	276,496	92,390	498,480
BSD	27,068	57,703	24,235	109,006

For the six months ended October 31, 2020, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$97,089,979	$57,331,906	0.14% — 0.37%	$56,945,735	0.73%
BTA	66,851,419	38,714,418	0.14 — 0.40	37,202,581	0.76
BFK	229,941,995	140,129,513	0.13 — 0.40	137,013,789	0.72

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BSD	$53,162,413	$29,588,179	0.14% — 0.40%	$28,165,349	0.76%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2020.

For the six months ended October 31, 2020, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BTA	$—	—%	$167,391	0.71%
BFK	—	—	455,221	0.71
BSD	—	—	137,415	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

Trust Name	Investment Advisory Fees
BKN	0.35%
BTA	1.00

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

Trust Name	Investment Advisory Fees
BFK	0.60%
BSD	0.60

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For purposes of calculating this fee, “net assets” mean the total assets of BTA minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net asset value.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets. For BKN, the Manager may reduce or discontinue these arrangements at any time without notice.

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020, the amounts waived were as follows:

Trust Name	Amounts Waived
BKN	$535
BTA	396
BFK	4,671
BSD	442

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended October 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BKN	$31,475,788	$26,014,659
BTA	56,059,392	52,616,594
BFK	103,581,539	70,763,833
BSD	31,446,841	25,255,356

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of April 30, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BKN	BTA	BFK	BSD
$5,567,479	$7,394,560	$23,510,500	$3,167,920

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	BKN	BTA	BFK	BSD
Tax cost	$358,560,208	$223,510,254	$838,743,935	$132,871,320

Gross unrealized appreciation	$44,087,583	$17,578,209	$67,335,897	$12,220,516
Gross unrealized depreciation	(2,397,730)	(1,927,793)	(7,319,656)	(878,927)

Net unrealized appreciation (depreciation)	$41,689,853	$15,650,416	$60,016,241	$11,341,589

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BTA, BFK, and BSD are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 10/31/20	Year Ended 04/30/20
BKN	3,166	—
BTA	1,214	3,780
BFK	12,232	—
BSD	—	148

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. For the six months ended October 31, 2020, the Trusts did not repurchase any shares.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

On September 28, 2020, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Trust may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BTA
Expiration date	04/15/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Fitch Ratings, Inc. Long-Term Ratings
BTA	AAA

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA’s special rate period has commenced on October 29, 2015 and has a current expiration date of April 15, 2021.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2020, the annualized dividend rate for the VRDP Shares was 0.98%.

For the six months ended October 31, 2020, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	$125,900,000	07/02/21	Aa1	AAA
BFK	12/16/11	2,708	270,800,000	07/02/21	Aa1	AAA
BSD	12/16/11	429	42,900,000	07/02/21	Aa1	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Dividend rates	1.04%	1.04%	1.04%

For the six months ended October 31, 2020, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$653,180	$—
BTA	372,357	7,665
BFK	1,404,933	—
BSD	222,569	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share			Preferred Shares(a)
Trust Name	Paid (b)	Declared(c)	Declared(d)	Shares	Series	Declared
BKN	$0.068000	$0.068000	$—	VMTP	W-7	$103,930
BTA	0.050500	0.050500	0.003870	VRDP	W-7	57,270
BFK	0.058500	0.058500	0.000230	VMTP	W-7	223,545
BSD	0.059000	0.059000	—	VMTP	W-7	35,414

(a)	Dividends declared for period November 1, 2020 to November 30, 2020.
(b)	Net investment income dividend paid on December 1, 2020 to Common Shareholders of record on November 16, 2020.
(c)	Net investment income dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.
(d)	Net investment income special dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.

NOTES TO FINANCIAL STATEMENTS	67

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal Income Trust (“BFK”) and BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA and BFK, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, BKN ranked in the first, first and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BKN, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BTA ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BTA, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	69

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, BFK ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFK, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BSD ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSD, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers.

The Board noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

The Board noted that BSD’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. Given BSD’s relatively small size, the Board and BlackRock discussed potential strategic actions for BSD.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020, for shareholders of record on May 29, 2020, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BKN	14,128,858	551,167	14,051,409	628,616	14,128,846	551,179	1,259	0
BTA	11,369,454	495,495	11,355,211	509,738	11,386,881	478,068	760	0
BFK	38,848,696	1,022,343	38,724,473	1,146,566	38,992,755	878,284	2,708	0
BSD	6,240,118	206,024	6,148,445	297,697	6,246,764	199,378	429	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

(a)	Voted on by holders of Preferred Shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Trusts for any particular month/quarter may be more or less than the amount of net investment income earned by the Trusts during such month/quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the Trusts.

Effective October 19, 2020, BKN has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of BKN reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. BKN’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of BKN (but only with respect to such preferred stock).

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	73

Additional Information  (continued)

Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

VRDP Liquidity Provider
Bank of America, N.A.
New York, NY 10036

VRDP Remarketing Agent
BofA Securities, Inc.
New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

GLOSSARY OF TERMS USED IN THIS REPORT	75

Want to know more?

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

2

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: December 31, 2020

4